CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350

     IN CONNECTION WITH THE ACCOMPANYING QUARTERLY REPORT ON FORM 10-QSB OF CRV MANAGEMENT INC. FOR THE QUARTER ENDED JUNE 30, 2003, I, KENT MACKAY,
CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER OF CRV MANAGEMENT INC. HEREBY CERTIFY PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002, TO THE BEST OF MY KNOWLEDGE AND BELIEF, THAT:

     1. Such Quarterly Report on Form 10-QSB for the period ended June 30, 2003, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in such Quarterly Report on Form 10-QSB for the period ended June 30, 2003, fairly presents, in all material respects, the financial condition and results of operations of CRV Management Inc.

Dated:  August 14, 2003

CRV Management Inc.


By: /s/ Kent MacKay
-------------------------------------
Chief Executive Officer and
Chief Financial Officer